CERTIFICATION OF CHIEF EXECUTIVE AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GEX Management, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Dorvil, Chief Executive Officer of the Company, and I, Clayton Carter, Principal Accounting Officer of the Company  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl Dorvil
Carl Dorvil Chief Executive Officer March 28, 2017

/s/ Clayton Carter
Clayton Carter Principal Accounting Officer March 28, 2017